UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2002

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33485	54-2036076
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 300 Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 967-7400

Not Applicable
(Former name or former address, if changed since last year)

Item 5.    Other Events

On July 25, 2002, Saxon Capital, Inc. (“Saxon”) issued a press release announcing Saxon’s financial results for the second quarter of 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7(c).    Exhibits

99.1              Press Release dated July 25, 2002.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC.

By:  /s/ Robert B. Eastep
Principal Financial Officer and Vice President

Date: July 25, 2002

INDEX TO EXHIBITS

Exhibits
Exhibit 99.1	Press Release dated July 25, 2002.

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